UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 5, 2013

AMERICAN DEFENSE SYSTEMS, INC.

---------------------------

(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-33888	83-0357690
(Commission File Number)	(IRS Employer Identification No.)

420 McKinney Pkwy
Lillington, North Carolina	27546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (910) 514-9701

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  On February 5, 2013, American Defense Systems, Inc. (the “Company”) informed Marcum LLP (“Marcum”) that, effective February 5, 2013, Marcum would no longer serve as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors on February 5, 2013.

During the fiscal years ended December 31, 2010 and 2011, Marcum’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Marcum’s audit reports for the years ended December 31, 2010 and 2011 stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2010 and 2011 and through the date of this Current Report on Form 8-K: (i) there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respect in which it does not agree with the Company.  Attached hereto as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Marcum’s letter, dated February 6, 2013.

(b)  On February 5, 2013, the Company’s Board of Directors approved the engagement of Elliott Davis PLLC (“Elliott Davis”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012.

During the years ended December 31, 2010 and 2011 and through the date of engagement of Elliott Davis, the Company did not consult with Elliott Davis regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or, (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.

Description

16.1

Letter from Marcum LLP to the Securities and Exchange Commission, dated February 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DEFENSE SYSTEMS, INC.

Date: February 8, 2013	/s/ Gary Sidorsky
Gary Sidorsky, Chief Financial Officer